American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement
Supplement dated November 14, 2019 ■ Statement of Additional Information dated November 1, 2019
The following replaces the entry for Yulin Long in the Accounts Managed table on page 44 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Yulin Long	Number of Accounts	8	2	0
	Assets	$2.8 billion(3)	$542.3 million	N/A
The following replaces footnote 3 to the Accounts Managed table on page 44 of the Statement of Additional Information:

[3]
Includes $51.1 million in AC Alternatives Disciplined Long Short, $533.9 million in Disciplined Growth, $449.0 million in Global Gold, $22.3 million in International Core Equity; $485.5 million in NT Disciplined Growth and $407.0 million in Utilities. Information is provided as of November 8, 2019.

The following entry is added under International Core Equity in the Ownership of Securities table on page 47 of the Statement of Additional Information:

Aggregate Dollar Range of Securities in Fund
International Core Equity Fund
Yulin Long(1)	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	Information is provided as of November 8, 2019.

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CL-SPL-95773   1911